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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated March 14, 2001 included in Calpine Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Registration Statement.

                                           /s/ ARTHUR ANDERSEN LLP

San Jose, California
April 18, 2001